UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23805

Carlyle AlpInvest Private Markets Fund

(Exact name of registrant as specified in charter)

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

(Address of principal executive offices)

Cameron Fairall

AlpInvest Private Equity Investment Management, LLC

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

(Name and address of agent for service)

Copy to:

Michael G. Doherty

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Gregory C. Davis

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111

Registrant's telephone number, including area code: (646) 735-4293

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)

Table of Contents

Shareholder Letter	1
Report of Independent Registered Public Accounting Firm	2
Consolidated Schedule of Investments	3
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statement of Changes in Net Assets	10
Consolidated Statement of Cash Flows	11
Consolidated Financial Highlights	12
Notes to Consolidated Financial Statements	13
Dividend Reinvestment Plan	31
Management of the Fund	33
Approval of Advisory Agreements	35
Privacy Policy	37
Additional Information	38

Carlyle AlpInvest Private Markets Fund	Shareholder Letter

March 31, 2023 (Unaudited)

Overview

The Carlyle AlpInvest Private Markets Fund (“CAPM” or the "Fund") seeks to provide immediate and streamlined access to the global private equity buyout markets by strategically allocating to secondary, direct and primary fund opportunities across the AlpInvest platform.

CAPM seeks long-term capital appreciation, and leverages Carlyle's $67 billion AlpInvest platform to provide access to private equity markets. The Fund is expected to generally invest alongside institutional commingled funds within the Carlyle and AlpInvest platforms.

Performance of the Fund

CAPM has generated a total return of 2.83 percent since the commencement of the Fund's investment operations in January 2023. The Fund’s performance during its first quarter of operation was largely driven by its secondary portfolio, which saw a combination of both realized gains and unrealized portfolio appreciation at the underlying portfolio company level.

Investment Environment and Portfolio Development

In an environment of persistent inflation and rising interest rates, CAPM’s investment strategy has focused on high-quality assets whose differentiated business models and pricing power position them well. Navigating a challenging macroeconomic outlook, particular importance has been attached to co-investing with top-tier managers with a proven track record in different parts of the business cycle. With direct investments representing 37 percent of CAPM’s investments as of March 31, 2023, defensive industries have been given priority. A key reason for this emphasis has been their resiliency in previous cycles. At the same time, the middle market has been prioritized, given its comparatively lesser susceptibility to changes in financial conditions, as indicated by the segment’s relative benchmark performance in 2022. With financial conditions expected to remain tight in the foreseeable future, we anticipate equity contributions in buyouts to remain elevated. Thus, the universe of co-investment opportunities should remain plentiful, allowing CAPM to be highly selective.

In building CAPM’s investment portfolio in the current environment, thoughtful portfolio selection has played a particularly important role. To achieve attractive risk-adjusted returns, capital allocations were spread across multiple dimensions, including industries, geographies, asset sizes, and managers. This has largely been accomplished through CAPM’s allocation to the secondary market, which accounted for approximately 41 percent of CAPM’s allocations as of March 31, 2023. With many private equity investors aiming to rebalance their portfolios amid liquidity constraints and differing valuation dynamics in public and private markets, we believe the secondary market will remain a buyer’s market, offering attractive investment opportunities in high-quality GPs.

The CAPM portfolio has developed in-line with our portfolio construction objectives. The Fund was composed of 40 investments representing 23 managers and 210+ underlying portfolio companies, as of March 31, 2023. The portfolio was heavily weighed towards the US market with a focus on buyout opportunities and different vintage year and industry exposure.

Looking forward, we will continue to leverage the investment expertise across the entire Carlyle and AlpInvest platforms to build portfolios with the potential to achieve robust returns. Although the macroeconomic outlook is clouded with uncertainty, we expect current market dislocations to give rise to attractive investment opportunities in secondaries, co-investments, and primary fund investments. We will continue to maintain a rigorous and disciplined investment approach focused on what we consider to be high-quality GPs and assets.

Annual Report | March 31, 2023	1

Report of Independent Registered
Carlyle AlpInvest Private Markets Fund	Public Accounting Firm

March 31, 2023

To the Shareholders and the Board of Trustees of Carlyle AlpInvest Private Markets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Carlyle AlpInvest Private Markets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2023, and the related consolidated statements of operations, cash flows, changes in net assets, and consolidated financial highlights for the period from January 3, 2023 (Commencement of Operations) to March 31, 2023, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2023, and the consolidated results of its operations and its cash flows, the consolidated changes in its net assets, and its consolidated financial highlights for the period from January 3, 2023 (Commencement of Operations) to March 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2023, by correspondence directly with third-party managers, management of the underlying funds, and loan agents, as applicable. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

Tysons, VA

May 30, 2023

2	www.carlyle.com/capm

Consolidated
Carlyle AlpInvest Private Markets Fund	Schedule of Investments

March 31, 2023

	Reference Rate and Spread[1]	Maturity Date	Principal /Par	Cost	Fair Value[2]
Broadly Syndicated Loans (11.44%)
First Lien (11.44%)
North America (10.66%)
ABG Intermediate Holdings 2 LLC	1M US S + 3.50%	12/21/2028	$249,372	$248,148	$245,215
Acrisure, LLC	1M US L + 3.75%	2/15/2027	299,241	290,885	291,760
Advisor Group Holdings, Inc.	1M US L + 4.50%	7/31/2026	249,356	248,754	244,837
AlixPartners, LLP	1M US L + 2.75%	2/4/2028	249,364	249,668	248,194
Alterra Mountain Company	1M US L + 3.50%	8/17/2028	249,367	249,367	248,120
Amentum Government Holdings LLC	1M US L + 4.00%	1/29/2027	249,359	245,728	244,372
American Airlines, Inc.	1M US S + 3.18%	2/15/2028	250,000	240,651	243,945
Applovin Corporation	3M US S + 3.35%	8/15/2025	274,284	270,376	273,140
Assured Partners, Inc.	1M US L + 3.50%	2/12/2027	249,365	246,945	246,014
Asurion, LLC	1M US L + 3.00%	11/3/2024	185,361	183,861	184,897
Avis Budget Car Rental LLC	1M US L + 1.75%	8/6/2027	249,356	246,625	244,473
Baldwin Risk Partners, LLC	1M US L + 3.50%	10/14/2027	249,365	246,933	242,715
Bally's Corporation	1M US L + 3.25%	10/02/2028	149,621	144,484	142,543
BCPE Empire Holdings, Inc.	1M US L + 4.00%	6/11/2026	199,484	197,561	195,681
Blackstone Mortgage Trust, Inc.	1M US L + 2.75%	4/23/2026	249,364	247,865	232,532
Broadstreet Partners, Inc.	1M US L + 3.00%	1/27/2027	249,357	246,341	243,809
Brookfield WEC Holdings Inc.	1M US L + 2.75%	8/1/2025	249,362	249,658	247,746
Brown Group Holding, LLC	1M US L + 2.50%	6/7/2028	249,322	249,017	246,829
Calpine Corporation	1M US L + 2.00%	4/5/2026	249,352	249,652	247,452
Cambrex Corporation	1M US S + 3.50%	12/4/2026	249,966	248,452	246,591
Carnival Corporation	1M US L + 3.00%	6/30/2025	199,487	197,834	196,445
CCI Buyer, Inc.	3M US S + 4.00%	12/17/2027	199,491	196,324	196,541
Ceridian HCM Holding Inc.	1M US L + 2.50%	4/30/2025	249,347	248,760	247,228
Charter Communications Operating, LLC	1M US S + 1.75%	2/1/2027	249,354	249,052	246,743
Clarios Global LP	1M US L + 3.25%	4/30/2026	250,000	250,000	248,125
Clipper Acquisitions Corp.	1M US L + 1.75%	3/3/2028	249,364	247,841	246,454
Coral-US Co-Borrower LLC	1M US L + 3.00%	10/15/2029	275,000	273,647	270,680
Covanta Holding Corporation	1M US S + 2.50%	11/30/2028	185,496	185,724	184,491
Covanta Holding Corporation	1M US S + 2.50%	11/30/2028	14,035	14,052	13,959
Crocs, Inc.	3M US S + 3.50%	2/20/2029	170,149	169,732	169,406
CSC Holdings, LLC	1M US L + 2.25%	7/17/2025	250,000	242,887	237,918
Cushman & Wakefield U.S. Borrower, LLC.	1M US L + 2.75%	8/21/2025	275,000	274,347	267,644
DaVita Inc.	1M US L + 1.75%	8/12/2026	295,563	293,424	290,884
The Dun & Bradstreet Corporation	1M US S + 3.25%	1/18/2029	249,370	248,758	247,375
EFS Cogen Holdings I LLC	1M US L + 3.50%	10/1/2027	198,744	197,290	193,228
Elanco Animal Health Inc.	1M US L + 1.75%	8/1/2027	274,243	270,572	267,877
Electron Bidco Inc.	1M US L + 3.00%	11/1/2028	199,496	199,252	196,290
Epicor Software Corporation	1M US L + 3.25%	7/30/2027	274,297	270,289	268,934
Flutter Entertainment Public Limited Company	3M US L + 2.25%	7/21/2026	249,367	249,367	248,901
Froneri International Limited	1M US L + 2.25%	1/29/2027	274,295	272,300	270,021
Go Daddy Operating Company LLC	1M US L + 2.00%	8/10/2027	249,359	249,359	248,319
Grab Holdings Inc.	1M US L + 4.50%	1/29/2026	125,990	125,372	125,203
Grifols Worldwide Operations Ltd.	1M US L + 2.00%	11/15/2027	250,000	245,733	244,793
Hub International Ltd.	3M US L + 3.00%	4/25/2025	249,346	249,639	248,316

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2023	3

Consolidated
Carlyle AlpInvest Private Markets Fund	Schedule of Investments

         March 31, 2023

	Reference Rate and Spread[1]	Maturity Date	Principal /Par	Cost	Fair Value[2]
North America (10.66%) (continued)
Hudson River Trading LLC	1M US S + 3.00%	3/20/2028	$199,491	$194,126	$186,025
IRB Holding Corporation	3M US S + 3.00%	12/15/2027	199,496	197,792	195,839
Jane Street Group, LLC	1M US L + 2.75%	1/26/2028	249,362	249,362	244,874
Janus International Group, LLC	3M US L + 3.25%	2/12/2025	231,795	231,795	228,281
Jazz Pharmaceuticals Public Limited Company	1M US L + 3.50%	5/5/2028	249,296	249,601	248,102
KKR Apple Bidco, LLC	1M US L + 2.75%	9/22/2028	249,369	249,063	246,474
Maravai Intermediate Holdings, LLC	3M US S + 3.00%	10/19/2027	249,369	249,673	247,810
Medline Borrower, LP	1M US L + 3.25%	10/23/2028	299,244	290,805	291,437
Mister Car Wash Holdings, Inc.	3M US S + 3.00%	5/14/2026	250,000	250,000	248,165
NAB Holdings, LLC	3M US S + 3.00%	11/23/2028	274,306	273,297	269,390
Netsmart, Inc.	1M US L + 4.00%	10/1/2027	249,364	247,843	245,858
NortonLifeLock Inc.	1M US S + 2.00%	9/12/2029	249,330	249,330	246,525
OneDigital Borrower LLC	1M US S + 4.25%	11/16/2027	199,495	195,354	191,515
Oryx Midstream Services Permian Basin LLC	1M US S + 3.25%	10/5/2028	249,357	249,357	244,744
Osmosis Buyer Ltd.	1M US S + 3.75%	7/31/2028	249,372	244,698	239,866
Parkway Generation, LLC	3M US L + 4.75%	2/18/2029	23,192	22,965	22,361
Parkway Generation, LLC	3M US L + 4.75%	2/18/2029	176,363	174,639	169,925
Peraton Corp.	1M US L + 3.75%	2/1/2028	249,352	248,743	245,717
Petco Health and Wellness Co Inc.	3M US S + 3.25%	3/3/2028	244,761	242,967	240,172
PG&E Corporation	1M US L + 3.00%	6/23/2025	249,359	249,949	248,269
Phoenix Guarantor Inc.	3M US L + 3.25%	3/5/2026	249,356	246,364	242,454
Phoenix Newco, Inc.	1M US L + 3.25%	11/15/2028	249,370	247,842	246,191
Playtika Holding Corp.	1M US L + 2.75%	3/13/2028	249,364	248,145	247,359
Proofpoint, Inc.	1M US L + 3.25%	8/31/2028	249,369	245,397	243,341
RealPage, Inc.	1M US L + 3.00%	4/24/2028	199,494	195,590	193,166
Red Ventures, LLC	1M US S + 3.00%	3/3/2030	225,000	225,281	222,750
Sedgwick Claims Management Services, Inc.	1M US S + 3.75%	2/17/2028	300,000	299,625	295,812
Select Medical Corporation	1M US L + 2.50%	3/6/2025	250,000	250,000	248,687
SS&C Technologies Holdings Inc.	1M US S + 2.25%	3/22/2029	99,462	99,584	98,547
SS&C Technologies Holdings, Inc.	1M US S + 2.25%	3/22/2029	149,887	150,071	148,508
Station Casinos LLC	1M US L + 2.25%	2/8/2027	274,285	272,955	271,665
Sunshine Luxembourg VII SARL	3M US L + 3.75%	10/1/2026	299,237	293,531	296,059
Telenet Financing USD LLC	1M US L + 2.00%	4/30/2028	250,000	248,472	244,740
Trans Union, LLC	1M US L + 2.25%	12/1/2028	241,621	241,917	239,405
Uber Technologies, Inc.	1M US S + 2.75%	3/3/2030	299,250	296,263	298,409
UFC Holdings, LLC	3M US L + 2.75%	4/29/2026	249,298	248,699	247,700
University Support Services LLC	1M US L + 3.25%	2/10/2029	274,306	272,959	269,711
Univision Communications Inc.	1M US L + 3.25%	3/15/2026	274,302	272,656	272,549
Victoria's Secret & Co.	3M US L + 3.25%	8/2/2028	199,494	198,761	197,000
Virgin Media Bristol LLC	1M US L + 2.50%	1/31/2028	300,000	298,901	294,600
Vistra Operations Company, LLC	1M US L + 1.75%	12/31/2025	249,292	249,292	247,704
Wide Open West Finance, LLC	3M US S + 3.00%	12/20/2028	249,369	248,451	244,641
William Morris Endeavor Entertainment, LLC	1M US L + 2.75%	5/18/2025	249,183	248,302	246,796
Total North America				20,382,943	20,195,783

See Notes to Consolidated Financial Statements.

4	www.carlyle.com/capm

Consolidated
Carlyle AlpInvest Private Markets Fund	Schedule of Investments

           March 31, 2023

	Reference Rate and Spread[1]	Maturity Date	Principal /Par	Cost	Fair Value[2]
Europe (0.78%)
Altice Financing S.A.	3M US L + 5.00%	10/31/2027	$275,000	$273,993	$271,563
HIG Finance 2 Ltd.	1M US L + 3.25%	11/12/2027	249,362	249,058	246,023
Motion Acquisition Ltd.	3M US L + 3.25%	11/12/2026	174,608	172,706	171,770
Motion Acquisition Ltd.	3M US L + 3.25%	11/12/2026	24,892	24,621	24,488
Nouryon Finance B.V.	3M US L + 2.75%	10/1/2025	249,152	247,076	246,838
Seren BidCo AB	3M US L + 3.50%	11/16/2028	249,369	248,451	245,785
Ziggo Financing Partnership	1M US L + 2.50%	4/30/2028	275,000	273,655	271,180
Total Europe				1,489,560	1,477,647
Total First Lien				21,872,503	21,673,430
Total Broadly Syndicated Loans				$21,872,503	$21,673,430

	Acquisition	Fair
	Date	Value[2]
Private Markets Investments (84.56%)[8,11]
Direct Investments (37.17%)[3]
Common Stocks (29.48%)
Europe (5.97%)
SEP EIGER AGGREGATOR, L.P.[4,9]	4/25/2022	$1,867,656
Astorg VIII Co-Invest Corden[4,9]	8/1/2022	9,435,870
Total Europe		11,303,526
North America (23.51%)
Victors CCC Aggregator LP [4,9]	5/31/2022	3,216,330
WPP Fairway Aggregator B, L.P. [4,9]	9/30/2022	7,000,000
OEP VIII Project Greenheart Co-investment Partners, L.P. [4,9]	10/17/2022	8,000,000
Corsair Amore Investors, L.P. [4,9]	5/25/2022	1,752,000
Magnesium Co-Invest SCSp [4,9]	5/6/2022	9,189,417
Webster Oceans Co-Investment Fund, L.P. [4,9]	1/31/2022	3,198,583
Oscar Holdings, LP [4,9]	4/27/2022	4,330,000
Quad-C Synoptek Holdings, LLC [5,10]	8/12/2022	4,250,000
Webster Cascade Aggregator II, L.P. [4,9]	12/21/2022	3,624,764
Total North America		44,561,094
Total Common Stocks (Cost $55,891,377)		$55,864,620

Convertible Preferred Stocks (3.47%)
North America (3.47%)
Webster Cascade Aggregator, L.P. [4,9]	12/21/2022	6,568,741
Total North America		6,568,741
Total Convertible Preferred Stocks (Cost $6,414,198)		$6,568,741

Preferred Stocks (4.22%)
North America (4.22%)
AHR Parent Holdings, L.P. [4,9]	8/3/2022	8,000,000
Total North America		8,000,000
Total Preferred Stocks (Cost $8,048,892)		$8,000,000
Total Direct Investments (Cost $70,354,467)		$70,433,361

Primary Investments (6.53%)[6]
Europe (0.14%)
Advent International GPE X-D SCSp[4]	1/31/2022	321,480
PSG Europe (Lux) II S.C.Sp. [4]	3/1/2022	(58,243)
Total Europe		263,237

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2023	5

Consolidated
Carlyle AlpInvest Private Markets Fund	Schedule of Investments

     March 31, 2023

	Acquisition	Fair
	Date	Value[2]
North America (6.39%)
One Equity Partners VIII-A, L.P. [4]	2/15/2022	$6,448,759
Webster Capital V, LP [4]	6/30/2022	5,666,108
Total North America		12,114,867
Total Primary Investments (Cost $12,205,076)		$12,378,104

Secondary Investments (40.86%)[6]
Europe (7.44%)
DPE Continuation Fund I geschlossene Spezial-Investment GmbH & Co. KG7 [4,7]	9/19/2022	12,464,455
Equistone SP I SCSp[4]	6/23/2022	1,637,510
Total Europe		14,101,965
North America (29.42%)
Apollo Overseas Partners (Delaware 892) X, L.P. [4]	7/21/2022	(7,949)
Apollo Overseas Partners (Delaware 892) IX, L.P. [4]	3/31/2022	6,847,938
Investcorp North American Private Equity Realization Fund 2022, L.P. [4]	2/17/2023	5,491,777
Investcorp North American Private Equity Parallel Fund I, L.P. [4]	2/17/2023	2,614,949
Kinderhook PMQ Reinvestment Fund V-A, L.P. [4]	3/3/2022	5,138,234
Littlejohn Fund V, L.P. [4]	3/31/2022	2,545,051
Littlejohn Fund VI4	12/31/2022	2,477,639
Littlejohn Fund VI-A, L.P.	3/31/2022	3,120,928
Odyssey Investment Partners Fund V	12/31/2022	1,229,849
Odyssey Investment Partners Fund VI	12/31/2022	1,378,888
Quad-C Partners IX, L.P. [5]	12/31/2022	1,248,879
Quad-C Partners X, L.P.	12/31/2022	848,828
Roark Capital Partners CF LP	8/17/2022	6,697,156
Thoma Bravo Oasis Fund A, L.P.	1/21/2022	6,302,824
TPG Healthcare Partners II, L.P.	8/5/2022	1,824
TPG Partners IX, L.P.	8/5/2022	(501)
TPG Partners VII, L.P.	3/31/2022	1,466,901
TPG Partners VIII, L.P.	3/31/2022	8,335,779
Total North America		55,738,994
Rest of World (4.00%)
TPG Asia VII (B), L.P.	4/20/2022	7,651,337
TPG Asia VIII (B), L.P. [4]	7/1/2022	(78,081)
Total Rest of World		7,573,256
Total Secondary Investments (Cost $70,951,681)		$77,414,215
Total Private Markets Investments (Cost $153,511,224)		$160,225,680
Total Investments (Cost $175,383,727) (95.99%)		$181,899,110
Other Assets and Liabilities, Net (4.01%)		7,589,436
Net Assets (100.00%)		$189,488,546

Investment Abbreviations:

L - London Interbank Offered Rate (LIBOR)

S - Secured Overnight Financing Rate (SOFR)

See Notes to Consolidated Financial Statements.

6	www.carlyle.com/capm

Consolidated
Carlyle AlpInvest Private Markets Fund	Schedule of Investments

  March 31, 2023

[1]	As of March 31, 2023, the below reference rates were in effect:

1M US L - 1 Month LIBOR as of March 31, 2023 was 4.86%

3M US L - 3 Month LIBOR as of March 31, 2023 was 5.19%

1M US S - 1 Month SOFR as of March 31, 2023 was 4.63%

3M US S - 3 Month SOFR as of March 31, 2023 was 4.51%

[2]	The fair value is estimated by management using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment, Primary Investment or Secondary Investment or the fair value of the Fund’s interest in such Direct Investment, Primary Investment or Secondary Investment. Furthermore, the fair value has not been calculated, reviewed, verified or in any way approved by such Direct Investment, Primary Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see Notes to Consolidated Financial Statements for further details regarding the valuation policy of the Fund.

[3]	Direct Investments are private investments directly into the equity of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets acquired on the secondary market.

[4]	Investments held in AlpInvest Seed Fund L.P.

[5]	Investments held in ACP 2022 Marvel Blocker LLC

[6]	Investment does not issue shares.

[7]	Investment that exceeded five percent of net assets.

[8]	Non-income producing

[9]	As of March 31, 2023, AlpInvest Seed Fund L.P. owned 0.77%, 0.45%, 0.49%, 2.06%, 6.46%, 0.40%, 0.22%, 1.20%, 0.29%, 1.63%, 1.40%, 0.33%, respectively, of these limited partnerships.

[10]	As of March 31, 2023, ACP Marvel Blocker LLC owns 2.52% of this limited liability company.

[11]	Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2023, was $160,225,680, or 84.56% of net assets. As of March 31, 2023, the aggregate cost of each investment restricted to resale was $1,862,762, $9,354,240, $2,991,548, $7,042,781, $8,048,892, $1,762,707, $9,235,967, $3,363,431, $4,356,463, $4,225,668, $3,646,917, $6,414,198, $8,048,892, $349,214, $(36,858), $6,138,449, $5,754,271, $10,335,675, $1,757,834, $(1,768), $6,508,241, $4,142,264, $2,548,856, $4,338,609, $2,751,647, $2,609,284, $3,287,833, $1,188,103, $1,501,031, $1,433,092, $894,204, $6,160,740, $4,701,879, $0, $0, $1,437,700, $7,668,888, $7,687,569, $0 respectively, totaling, $153,511,224.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2023	7

Consolidated Statement
Carlyle AlpInvest Private Markets Fund	of Assets and Liabilities

    March 31, 2023

ASSETS:
Investments, at fair value (Cost $175,383,727)	$181,899,110
Cash and cash equivalents	23,143,085
Receivable for investments sold	149,752
Interest receivable	182,629
Deferred tax asset	154,449
Deferred offering cost	562,909
Deferred financing costs	214,296
Prepaid expenses and other assets	524,330
Total Assets	$206,830,560

LIABILITIES:
Payable for investments purchased	13,880,340
Incentive fee payable	579,779
Management fee payable	591,093
Fund accounting and administration fees payable	76,369
Accrued trustees' fees payable	39,375
Due to Investment Adviser	1,035,378
Other payables and accrued expenses	1,139,680
Total Liabilities	$17,342,014
Commitment and Contingencies (See Note 11)
Net Assets Attributable to Common Shareholders	$189,488,546

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$184,270,541
Total distributable earnings	5,218,005
Net Assets Attributable to Common Shareholders	$189,488,546

Class I
Net Assets	$189,488,546
Shares of Beneficial Interest	18,427,054
Net Asset Value per share of Beneficial Interest	$10.28

See Notes to Consolidated Financial Statements.

8	www.carlyle.com/capm

Consolidated
Carlyle AlpInvest Private Markets Fund	Statement of Operations

 For the period from January 3, 2023 (Commencement of Operations) to March 31, 2023

INVESTMENT INCOME:
Interest Income	$266,283
Total Investment Income	$266,283

EXPENSES:
Management fees	$591,093
Incentive fees	579,779
Organizational expense	555,072
Legal and audit fees	318,000
Offering costs	187,636
Fund accounting and administration fees	76,369
Insurance expense	75,897
Tax professional fees	63,500
Trustees' fees and expenses	39,375
Transfer agent fees	35,000
Amortization of debt financing costs	17,858
Custodian fees	15,227
Printing expense	6,652
Other expenses	47,546
Total Expenses before waiver	2,609,004
Less fees reimbursed by Investment Adviser	(573,410)
Total Expenses	2,035,594
Net Investment Loss	$(1,769,311)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments and foreign currency	$317,484
Net unrealized appreciation on investments and foreign currency	6,515,383
Net Realized and Unrealized Gain on Investments and Foreign Currency before taxes	6,832,867
Deferred income tax benefit	154,449
Net Realized and Unrealized Gain on Investments and Foreign Currency after taxes	6,987,316

Net Increase in Net Assets Attributable to Common Shares from Operations	$5,218,005

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2023	9

Consolidated Statement
Carlyle AlpInvest Private Markets Fund	of Changes in Net Assets

 For the period from January 3, 2023 (Commencement of Operations) to March 31, 2023

FROM OPERATIONS:
Net investment loss	$(1,769,311)
Net realized gain on investments and foreign currency	317,484
Net change in unrealized appreciation on investments and foreign currency	6,515,383
Deferred income tax benefit	154,449
Net Increase in Net Assets Attributable to Common Shares from Operations	5,218,005

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from shares sold	184,170,541
Net Increase from Capital Share Transactions	184,170,541
Net Increase in Net Assets Attributable to Common Shares	189,388,546

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	100,000
End of period	$189,488,546

SHARE ACTIVITY
Class I
Shares sold	18,427,054

See Notes to Consolidated Financial Statements.

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Consolidated
Carlyle AlpInvest Private Markets Fund	Statement of Cash Flows

For the period from January 3, 2023 (Commencement of Operations) to March 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$5,218,005
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Cost of investments purchased and change in payable for investments purchased	(24,127,162)
Proceeds from sales of and paydowns from investments and change in receivable for investments sold	546,021
Realized gain distributions from underlying funds	315,295
Cash acquired in the AlpInvest Seed Fund, L.P. reorganization	46,654,044
Liabilities assumed in the Alpinvest Seed Fund L.P. reorganization	(549,446)
Net premium amortization/(discount accretion)	(4,189)
Net realized gain on investments and foreign currency	(317,484)
Net unrealized appreciation on investments and foreign currency	(6,515,383)
(Increase)/Decrease in assets:
Interest receivable	(182,629)
Deferred offering cost	(562,909)
Deferred tax asset	(154,449)
Prepaid expenses and other assets	(524,330)
Increase/(Decrease) in liabilities:
Incentive fee payable	579,779
Management fee payable	591,093
Fund accounting and administration payable	76,369
Accrued trustees' fees payable	39,375
Due to Investment Adviser	1,035,378
Other payables and accrued expenses	1,139,680
Net Cash Provided by/(Used in) Operating Activities	$23,257,058

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash paid for financing costs	(232,154)
Amortization of financing costs	17,858
Net Cash Provided by/(Used in) Financing Activities	(214,296)
Net effect of exchange rate on cash and cash equivalents	323
Net Increase in cash and cash equivalents	23,043,085
Cash and cash equivalents, beginning balance	100,000
Cash and cash equivalents, ending balance	$23,143,085

Supplemental disclosure of non-cash operating and financing activities:

Net proceeds from issuance of shares in connection with the AlpInvest Seed Fund, L.P. reorganization	$184,170,541

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2023	11

Consolidated
Carlyle AlpInvest Private Markets Fund – Class I	Financial Highlights

  March 31, 2023

	For the Period January 3, 2023 (Commencement of Operations) to March 31, 2023
PER SHARE OF BENEFICIAL INTEREST OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.10)
Net realized and unrealized gain on investments and foreign currency	0.38
Total Income from Investment Operations	0.28

Net asset value per common share - end of period	$10.28

Total Return (c)	2.83%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$189,489
Ratio of expenses to average net assets attributable to common shares, excluding fee waiver	3.73	%(d)
Ratio of expenses to average net assets attributable to common shares, including fee waiver	2.51	%(d)
Ratio of net investment loss to average net assets attributable to common shares	(1.64	%)(b)
Portfolio turnover rate	0.38	%(e)

(a)	Calculated using average common shares outstanding.

(b)	Net investment loss ratio is annualized except for Organizational Fees, which are one time expenses, and calculated excluding Incentive Fees. If Incentive Fees were included, the ratio would have been lowered by 0.31% for the period ended March 31, 2023. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.

(d)	Expense ratios have been annualized, except for Organizational Fees which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.31% for the period ended March 31, 2023. Expenses do not include expenses from underlying funds in which the Fund is invested.

(e)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

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Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

1. ORGANIZATION

Carlyle AlpInvest Private Markets Fund (the “Fund” or “CAPM”) was organized as a Delaware statutory trust on December 7, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on January 3, 2023 ("Commencement of Operations"). The Fund had no operations prior to January 3, 2023 other than when AlpInvest US Holdings, LLC made a seed investment of $100,000 and received 10,000 Class I shares of beneficial interest.

Simultaneous with the Commencement of Operations, AlpInvest Seed Fund, L.P. (the “Predecessor Fund”), through a taxable reorganization of the Predecessor Fund into the Fund (“Reorganization”), transferred its assets and liabilities to the Fund in exchange for shares of the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund, and at the time of the Reorganization, the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund. The investments acquired by the Fund in the Reorganization were valued using fair value procedures approved by the Fund's Board of Trustees (the “Board”). The plan of reorganization was approved by the Board on December 15, 2022. See Note 12 for additional information on the Reorganization.

The Fund’s Board provides broad oversight over the Fund’s investment program and its management and operations. AlpInvest Private Equity Investment Management, LLC serves as the Fund’s investment adviser (“AlpInvest”). The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. The Adviser entered into a sub-advisory agreement with Carlyle Global Credit Investment Management L.L.C., who serves as the Fund’s sub-adviser (“Sub-Adviser” and together with AlpInvest, the “Advisers”) and is responsible for the broadly syndicated loans investment strategy of the Fund’s assets. Each Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Each Adviser is also an indirect, wholly-owned subsidiary of The Carlyle Group Inc.

The Fund's investment objective is to seek long-term capital appreciation. The Fund will opportunistically allocate its assets across a global portfolio of private markets investments (“Private Markets Investments”). Private Markets Investments are expected to primarily consist of the following:

●	direct investments in the equity or debt of target companies ("Direct Investments"), typically alongside third-party managers ("Sponsors");

●	purchases of existing interests in private equity or private credit funds ("Underlying Funds") and other private assets managed by Sponsors ("Secondary Investments");

●	direct subscriptions for new interests in Underlying Funds (“Primary Investments”); and

●	investments in privately placed bank loans and other debt instruments and loans to private companies.

Annual Report | March 31, 2023	13

Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

The Fund may also invest in liquid investments ("Liquid Investments") as defined below:

●	broadly syndicated loans; and

●	short-term and liquid investments, including money market funds, short term treasuries, and/or other liquid investment vehicles.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Markets Investments.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated. The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiaries ("Subsidiaries"). The following is a summary of significant accounting policies used in preparing the consolidated financial statements.

Consolidation of a Subsidiary – The Fund may make investments through its Subsidiaries. Such Subsidiaries will not be registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

The consolidated financial statements of the Fund include AlpInvest CAPM Holdings, LLC, AlpInvest Seed Fund GP, LLC, AlpInvest Seed Fund Limited Partner, LLC, AlpInvest Seed Fund, L.P., and ACP 2022 Marvel Blocker LLC, all wholly-owned subsidiaries of the Fund.

Use of Estimates – The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Fund believes that these estimates utilized in preparing the consolidated financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Income Taxes – The Fund intends to qualify as a regulated investment company (“RIC”) by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. See Note 9 for additional information.

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Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s consolidated financial statements as of March 31, 2023.

The Fund’s tax year is the 12-month period ending September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

ACP 2022 Marvel Blocker LLC is treated as a corporation for U.S. federal income tax purposes. U.S. corporations are subject to U.S. federal income tax on their worldwide income and state tax rates will vary by state, if any. ACP 2022 Marvel Blocker LLC files federal, state and local tax returns as required.

With respect to ACP 2022 Marvel Blocker LLC, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statement of Operations in the period that includes the enactment date.

Management has reviewed the Fund’s tax positions for the open tax year and has concluded that as of March 31, 2023, the Fund has a deferred tax asset of $154,449 which is included in the consolidated financial statements. At March 31, 2023, the Fund did not have a deferred tax liability.

Cash and Cash Equivalents – Cash and cash equivalents consist of monies held in a non-interest bearing account at UMB Bank, N.A, who serves as the Fund’s custodian, ABN AMRO Bank N.V., and money market funds. Such cash, at times, may exceed federally insured limits. The money market funds invest primarily in government issued securities and other short-term, highly liquid instruments. As of March 31, 2023, the Fund had cash equivalents of $23,136,422 (cost of $23,136,422 representing 23,136,422 shares) in money market funds held with UMB Bank, N.A. Institutional Banking Money Market II. Cash equivalents are classified as Level 1 assets. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash and cash equivalents held by the Fund.

Valuation – Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with the policies and procedures approved by and under the oversight of the Board. Pursuant to these policies and procedures, AlpInvest, as the Fund's investment adviser, serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to all of the Fund’s investments, subject to the Board’s oversight.

Annual Report | March 31, 2023	15

Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

The Fund values its Private Markets Investments at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820"). For Liquid investments that are publicly traded or for which market quotations are available, including broadly syndicated term loans, valuations are generally based on the closing sales prices as of the valuation date. See Note 3, “Fair Value Measurements”.

Investment Income – The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation in the fair value of its portfolio investments. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Private Markets Investment. The Fund seeks to record income earned from its investments in underlying funds in a manner that most closely follows the character of income as reported by those underlying funds. The change in unrealized appreciation on investments within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses, and the undistributed net investment income or loss on investments for the relevant period.

Interest income, including amortization of premium or discount using the effective interest method, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend. Other income from portfolio investments, which represents operating income from investment partnerships or other flow through entities received by the Fund, is recorded on the date received.

Fund Expenses – The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Private Markets Investments in which the Fund invests, management fees, fees and expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Primary, Secondary and Direct Investments are included in the cost of the investment.

Shareholders’ Allocation – The Fund currently offers Class A and Class I shares (See Note 7). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. As of March 31, 2023 there were no Class A shares outstanding.

Dividends and Distributions – Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

Foreign Currency – Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Recent Accounting Pronouncements – In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. The Fund does not expect this guidance to impact its consolidated financial statements.

3. FAIR VALUE MEASUREMENTS

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

The three-tier hierarchy of inputs is summarized below:

Level 1 —	Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

Level 2 —	Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

Annual Report | March 31, 2023	17

Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

Level 3 —	Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Underlying Funds – Investments in Underlying Funds are recorded at fair value, using the Underlying Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.

Investments in Underlying Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of Underlying Funds that the Fund may make investments in include Primary and Secondary Investments. Primary Investments are investments in newly established private equity funds. Secondary Investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The fair value relating to certain underlying investments of these Underlying Funds, for which there is no public market, has been estimated by the respective Underlying Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

Alpinvest will adjust the fair value provided by the Underlying Funds' management for subsequent cash flows received from or distributed to the Underlying Funds and for any changes in the market prices of public securities held by the Underlying Funds and may also apply a market adjustment to reflect the estimated change in the fair value of the Underlying Funds non-public investments from the date of the most recent net asset value provided by the Underlying Funds' management.

Direct Investments – The Fund may also make Direct Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.

AlpInvest determines comparable public companies based on industry, size, developmental stage, strategy, etc., and then calculates a trading multiple for each comparable company identified by dividing the enterprise value of the comparable company by its earnings before interest, taxes, depreciation and amortization (EBITDA). The trading multiple may then be discounted for considerations such as differences between the comparable companies and the subject company based on company specific facts and circumstances. The combined multiple is then applied to the subject company to calculate the value of the subject company.

Broadly Syndicated Loans – The Fund may also make investments in broadly syndicated loans. The broadly syndicated loans are fair valued using pricing services and broker quotes. Pricing for the broadly syndicated loans is provided by the Sub-Adviser who obtains marks from Markit, a third-party pricing service. The Sub-Adviser checks the valuations and determines if price overrides or challenges are needed before final pricing is provided to the Adviser. Accordingly, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.

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Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of March 31, 2023:

Investments	Level 1	Level 2	Level 3	Total
Broadly Syndicated Loans	$–	$20,945,784	$727,646	$21,673,430
Direct Investments	–	–	70,433,361	70,433,361
Total	$–	$20,945,784	$71,161,007	$92,106,791

The Fund held Primary Investments and Secondary Investments with a fair value of $89,792,319, which are excluded from the fair value hierarchy as of March 31, 2023, in accordance with Subtopic 820-10 as investments in Underlying Funds valued at net asset value, as a "practical expedient", are not required to be included in the fair value hierarchy.

The following table shows a reconciliation of Level 3 investments during the period.

	Broadly Syndicated Loans	Direct Investments
Balance as of January 3, 2023	$–	$–
Transfers into Level 3	–	–
Purchases	748,094	70,354,467
Distributions	–	–
Net Realized Gain	–	–
Net Change in Unrealized Appreciation/(Depreciation)	(20,448)	78,894
Transfers out of Level 3	–	–
Balance as of March 31, 2023	$727,646	$70,433,361
Net Change in Unrealized Appreciation/(Depreciation) on investments held at March 31, 2023	$(20,448)	$78,894

Annual Report | March 31, 2023	19

Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

A listing of Private Markets Investment types held by the Fund which use unobservable inputs in deriving their valuation, along with related attributes, as of March 31, 2023, are shown in the below table:

Reporting Security Type	Valuation Techniques	Unobservable Inputs	Fair Value	Single Input or Range (Weighted Average by Fair Value)	Impact to Valuation from an Increase in Input[2]
Broadly Syndicated Loans	Consensus Pricing	Indicative Quotes	$727,646	96.0-98.0 (97.3)	Increase
Direct Investments	Comparable Multiple	LTM EBITDA Multiple	18,246,165	15.6x - 31.2x (23.7x)	Increase
Direct Investments	Comparable Multiple	Comparable Transaction Multiple	1,608,165	16.1x (16.1x)	Increase
Direct Investments	At Cost[1]	N/A	36,010,290	N/A	N/A
Preferred Stocks	At Cost[1]	N/A	8,000,000	N/A	N/A
Convertible Preferred Stocks	Comparable Multiple	LTM EBITDA Multiple	6,568,741	15.4x (15.4x)	Increase
			$71,161,007

[1]	The investments were acquired shortly before period end. AlpInvest assessed and considered cost to be the best estimate of fair value.

[2]	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input

4.	RELATED PARTY TRANSACTIONS

The Fund entered into an investment management agreement with AlpInvest (the “Investment Management Agreement”), the Fund’s investment adviser. The Adviser entered into a sub-advisory agreement with the Sub-Adviser.

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly management fee equal to 1.25% on an annualized basis of the Fund’s net asset value (including assets held in a Subsidiary) as of the last day of the month (the “Management Fee”). For purposes of determining the Management Fee payable to the Adviser for any month, the net asset value is calculated after any subscriptions but prior to any repurchases occurring in that month and prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Management Fee and the Incentive Fee (as defined below) payable to the Adviser for that month. The Management Fee is payable in arrears within 30 business days after the end of the month. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Management Agreement. For the period ended March 31, 2023, the Fund incurred Management Fees of $591,093.

At the end of each calendar quarter of the Fund (and at certain other times), the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive Fee, the term “net profits” means (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period.

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Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” means the amount by which the net asset value of the Fund on the last day of the relevant period is less than the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). For the avoidance of doubt, any change in the net asset value of the Fund directly as a result of subscriptions or redemptions during each measurement period are not included for the purposes of "net profits" or "net losses" calculations. For the period ended March 31, 2023, the Fund incurred Incentive Fees of $579,779.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser.

In addition to the fees and expenses to be paid by the Fund under the Investment Management Agreement, AlpInvest provides certain administrative and other services necessary for the Fund to operate pursuant to an administration agreement between the Fund and AlpInvest (the “Administration Agreement”). The Fund reimburses the administrator for its costs, expenses and allocable portion of overhead (including compensation of personnel performing administrative duties) in connection with the services performed for the Fund pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party, and the Fund will reimburse the Administrator for any services performed for the Fund by such affiliate or third party. The Administrator has hired ALPS Fund Services, Inc. (“ALPS”) to serve as sub-administrator to assist in the provision of administrative services. The sub-administrator receives compensation for its provision of sub-administrative services under a sub-administration agreement; such compensation is paid directly or indirectly by the Fund. For the period ended March 31, 2023, the Fund incurred fund accounting and administration fees of $76,369.

The Adviser has also entered into an Expense Limitation Agreement in respect of each of Class A Shares and Class I Shares, whereby it has agreed that for the period beginning on the commencement of operations through July 31, 2024, it will waive the Management Fee and/or reimburse the Fund for certain annual operating expenses (excluding the Incentive Fee, any Distribution and Servicing Fee (as described below), and expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, acquired fund fees and expenses, the Fund’s proportionate share of expenses related to direct investments, litigation and extraordinary expenses, if any) ("Other Expenses") so that such expenses do not exceed 3.00% of the of the month-end net asset value of such Class (the “Expense Cap”). Any fees waived and/or reimbursed by the Adviser under the Expense Limitation Agreement are subject to recoupment by the Adviser from the Fund within three years, provided such recoupment does not cause the Fund's Other Expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. For the period from January 3, 2023 to March 31, 2023, the Adviser reimbursed fees in the amount of $573,410, which are subject to recoupment.

Annual Report | March 31, 2023	21

Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

The Adviser has paid certain expenses on behalf of the Fund, including offering costs, organizational expenses, and other expenses. As of March 31, 2023, the Fund has recorded $1,035,738 as due to Investment Adviser, net of expense reimbursement from the Adviser of $573,410, in the accompanying Consolidated Statement of Assets and Liabilities.

SS&C Global Investor & Distribution Solutions, Inc. (the “Transfer Agent”) serves as the Fund’s transfer agent. Under the Services Agreement with the Fund, the Transfer Agent is responsible for maintaining all shareholder records of the Fund. The Transfer Agent is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market.

TCG Capital Markets L.L.C. (the “Distributor”) serves as the Fund’s principal underwriter and acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Shares are offered for sale through the Distributor at net asset value plus any applicable sales load. The Distributor also may enter into broker-dealer selling agreements with other broker-dealers for the sale and distribution of the Shares.

UMB Bank, N.A. ("UMB"), serves as custodian to the Fund. Under a Custody Agreement with the Fund, UMB is responsible for the holding and safekeeping of the Fund's assets.

5. REVOLVING CREDIT FACILITY

The Fund has a revolving credit agreement, as amended from time to time (the “Credit Facility”), with Barclays Bank PLC (the “Lender”) that can be increased with the consent of the Lender with at least 12 business days’ prior notice. The Credit Facility currently permits borrowings up to $30.0 million and has a maturity date of March 8, 2024. The purpose of the Credit Facility is to provide working capital to the Fund to manage its liquidity needs, including acting as warehouse financing for the Fund’s acquisition of Private Markets Investments. The Credit Facility has an interest rate equal to the SOFR plus a 2.75% applicable margin, plus a 0.10% term SOFR credit spread adjustment, per annum and a commitment fee of 1.00% per annum on the average daily unused balance. The Fund’s borrowing capacity is subject to the ability of the lender to fulfill its respective obligations under the Credit Facility. As of March 31, 2023, there were no borrowings outstanding. For the period ended March 31, 2023, there were no borrowings or repayments under the Credit Facility. The commitment fee for the period ended March 31, 2023 was $18,333.

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Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

Deferred financing costs include capitalized expenses related to the closing or amendments of the Credit Facility. Amortization of deferred financing costs for the Credit Facility is computed on the straight-line basis over its term. For the period ended March 31, 2023, the Fund paid and capitalized $232,154 of deferred financing costs. As of March 31, 2023, the unamortized balance of such costs is $214,296 and is in deferred financing costs in the accompanying Consolidated Statement of Assets and Liabilities. Amortization of $17,858 is included in the accompanying Consolidated Statement of Operations.

6. ORGANIZATIONAL EXPENSES AND OFFERING COSTS

Organizational expenses consist of costs incurred to establish the Fund and enable it legally to do business. Examples of these costs are legal fees and audit fees relating to the initial seed audit. These costs are expensed as incurred by the Fund and will be subject to recoupment in accordance with the Fund's Expense Limitation Agreement, as discussed in Note 4. For the period ended March 31, 2023, the Fund incurred a total of $555,072 of organizational expenses, which is reflected in the Consolidated Statement of Operations. The Fund paid organizational expenses of $157,500 and the Adviser paid organizational expenses on behalf of the Fund of $397,572, which is included in due to Investment Adviser in the Consolidated Statement of Assets and Liabilities.

Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter are amortized over a 12 month period using the straight line method. Examples of these costs are registration fees, legal fees, and fees relating to the initial registration statement. These costs will be subject to recoupment in accordance with the Fund's Expense Limitation Agreement, as discussed in Note 4. For the period ended March 31, 2023, the Adviser paid offering costs on behalf of the Fund of $964,841, which is included in due to Investment Adviser in the Consolidated Statement of Assets and Liabilities, of which $187,636 has been amortized and is reflected in the Consolidated Statement of Operations.

7. CAPITAL SHARE TRANSACTIONS

The Fund offers two separate classes of common shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Both classes of Shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. The purchase price of the Shares at the Commencement of Operations was $10.00 per Share. Thereafter, the purchase price per Shares was based on the net asset value (“NAV”) per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share. As of March 31, 2023 outstanding shares of Class A and Class I were 0 and 18,427,054, respectively.

Annual Report | March 31, 2023	23

Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

	For the Period Ended March 31, 2023
	Proceeds from Sales		Reinvestment of Dividends
	Shares	Dollar Amounts	Shares	Dollar Amounts
Carlyle AlpInvest Private Markets Fund	18,427,054	$184,170,541	–	$–
Increase in Shares and Net Assets	18,427,054	$184,170,541	–	$–

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund’s then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $50,000 with respect to Class A Shares and Class I Shares. The minimum additional investment in the Fund by any investor is $10,000, except for additional purchases pursuant to the dividend reinvestment plan. Class A Shares are sold at the public offering price, which is the net asset value of a Class A Share plus an initial maximum 3.00% sales charge. Class I Shares are not subject to any initial sales charge. The Fund reserves the right to reject any subscription for shares.

No Shareholder has the right to require the Fund to repurchase his, her or its Shares. To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Adviser and subject to the Board’s approval, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser expects that, beginning after the Fund completes its first full year of operations, it will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund’s net asset value.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. During the period ended March 31, 2023, no Shares were tendered.

8. INVESTMENT TRANSACTIONS

For the period from January 3, 2023 (commencement of operations) through March 31, 2023, total purchases and total sales or paydowns from investments amounted to $38,007,502 and $695,773, respectively.

9. FEDERAL AND OTHER TAX INFORMATION

The Fund intends to qualify annually as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. The Fund has adopted a tax-year end of September 30. The first tax year will conclude on September 30, 2023. Thereafter, the Fund’s tax year will be the 12-month period ending on September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2023, there are no tax years subject to examination by the major tax jurisdictions.

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Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

Consolidation of Subsidiary: The consolidated financial statements include the financial position and the results of operations of the Fund and its wholly owned subsidiary, ACP 2022 Marvel Blocker LLC, a Delaware limited liability company. The wholly owned subsidiary has the same investment objective as the Fund. ACP 2022 Marvel Blocker LLC is taxed as a corporation and used when the Fund has determined that owning certain investment funds within a domestic limited liability company structure would not be beneficial. As of March 31, 2023 the total value of investment held by the Subsidiary is $5,498,899, or approximately 2.9% of the Fund’s net assets.

ACP 2022 Marvel Blocker LLC has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent ACP 2022 Marvel Blocker LLC has a deferred tax asset, consideration is given to whether or not a valuation allowance is required.

ACP 2022 Marvel Blocker LLC did not record a provision for income tax expense for the period ended March 31, 2023. As determined in accordance with authoritative guidance, for the period ended March 31, 2023, there is no current portion of the income tax benefit/(expense) included in the consolidated statement of operations. For the period ended March 31, 2023, there is a deferred portion of the income tax benefit/(expense) included in the Consolidated Statement of Operations of $154,449. As of March 31, 2023, ACP 2022 Marvel Blocker LLC has a deferred tax asset of $154,449 due to estimated future tax benefit pertaining to unrealized losses and no deferred tax liability.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses as of March 31, 2023. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the fiscal period ended March 31, 2023, the Fund did not incur any interest or penalties.

The March 31, 2023, book cost has not been adjusted for book/tax basis differences, as the first tax year end will be September 30, 2023.

Annual Report | March 31, 2023	25

Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

10. RISK FACTORS

Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on their investment or that a shareholder may lose part or all of their investment. Before making an investment decision, a prospective Shareholder should (i) consider the suitability of this investment with respect to the shareholder’s investment objectives and personal situation and (ii) consider factors such as the shareholder’s personal net worth, income, age, risk tolerance and liquidity needs.

Below is a summary of some of the principal risks of investing in the Fund. Shareholders should consider carefully the following principal risks before investing in the Fund:

Illiquidity of the Shares – Unlike many closed-end funds, the Shares will not be listed on any securities exchange. Although the Adviser currently expects that, beginning after the Fund completes its first full year of operations, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund’s net asset value, no assurances can be given that the Fund will do so. Additionally, there is no guarantee that an investor will be able to sell all of the Shares in a repurchase offer that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

Limited Operating History – The Fund is a newly organized, non-diversified, closed-end investment company with limited operating history. Therefore, its operating expenses may be significant and typically higher than expenses of similarly situated established funds.

Highly Competitive Market – The activity of identifying, completing and realizing upon attractive investments is highly competitive and involves a high degree of uncertainty. The Fund will be competing for investments with other private equity investors having similar investment objectives. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made.

Potential for Limited Investment Opportunities – There can be no assurance that the Fund will be able to identify, structure, complete and realize upon investments that satisfy its investment objective, or that it will be able to fully invest its offering proceeds.

Management Risk – The Adviser cannot provide any assurance that it will be able to choose, make or realize investments in any particular investment, asset or portfolio. There can be no assurance that investments effected through the Fund will be able to generate returns or that the returns will be commensurate with the risks of investing in the type of transactions described herein.

Direct Investments Risks – The market for Direct Investments may be very limited and the Direct Investments to which the Fund wishes to allocate capital may not be available at any given time. Direct Investments may be heavily negotiated and may incur additional transactions costs for the Fund. Direct Investments are more concentrated than investments in Underlying Funds, which hold multiple portfolio companies. There is a risk that a sponsor of an Underlying Fund may choose not to make the most attractive Direct Investments available to the Fund and may instead reserve such investments for higher fee funds or its own accounts.

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Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

Secondary Investments Risks – The Fund may acquire Secondary Investments from existing investors in such Secondary Investments, but also in certain cases from the issuers of such interests or other third parties. In many cases, the economic, financial and other information available to and utilized by the Adviser in selecting and structuring Secondary Investments may be incomplete or unreliable. The Fund will also not have the opportunity to negotiate the terms of the Secondary Investments, including any special rights or privileges.

Primary Investments Risks – The Fund’s interest in Primary Investments will consist primarily of capital commitments to, and investments in, private investment funds managed by sponsors unaffiliated with the Fund or the Advisers. Identifying, selecting and investing in Primary Investments involves a high level of risk and uncertainty. The underlying investments made by Primary Investments may involve highly speculative investment techniques, including extremely high leverage, highly concentrated portfolios, workouts and startups, control positions and illiquid investments.

Portfolio Companies Risks – The portfolio companies in which the Fund invests, either directly or indirectly through an Underlying Fund, may involve a high degree of business and financial risk. Portfolio companies may be in early stages of development, may have operating losses or significant variations in operating results and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Portfolio companies may also include companies that are experiencing or are expected to experience financial difficulties, which may never be overcome. In addition, they may have weak financial conditions and may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive positions.

Underlying Fund Risks – Investments in Underlying Funds entail a variety of risks. Sponsors of Underlying Funds may invest such funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Underlying Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A sponsor of an Underlying Fund may focus on a particular industry or sector (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A sponsor of an Underlying Fund may also focus on a particular country or geographic region, which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

An Underlying Fund’s assets may be invested in a limited number of securities or portfolio companies which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities. An Underlying Fund’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

Annual Report | March 31, 2023	27

Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

Fund Shareholders will bear two layers of fees and expenses: asset-based fees, incentive fees and expenses at the Fund level, and asset- based fees, carried interests, incentive allocations or fees and expenses at the Underlying Fund level. In addition, to the extent that the Fund invests in an Underlying Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees.

“Cash Drag” Risk – The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Fund will generally not contribute the full amount of its commitment to an Underlying Fund at the time of its admission to the Underlying Fund. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Underlying Funds. In addition, Underlying Funds may not call all the capital committed to them. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

“Over-Commitment” Risk – In order to help ensure that a greater amount of the Fund’s capital is invested, the Fund expects to pursue an “over-commitment” strategy whereby it commits more than its available capital. However, pursuing such a strategy presents risks to the Fund, including the risk that the Fund is unable to fund capital contributions when due, pay for repurchases of Shares tendered by Shareholders or meet expenses generally. If the Fund defaults on its commitment to an Underlying Fund or fails to satisfy capital calls to an Underlying Fund in a timely manner then, generally, it will be subject to significant penalties, possibly including the complete forfeiture of the Fund’s investment in the Underlying Fund. Any failure (or potential failure) by the Fund to make timely capital contributions in respect of its commitments may also (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow through a credit facility or other arrangements (which would impose interest and other costs on the Fund), or (iii) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Risks of Liquidity Management Strategy – The Fund will invest in broadly syndicated term loans and other fixed income investments in order to manage its cash and liquidity needs while earning an incremental return. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of broadly syndicated term loans and similar investments at a price and time that the Adviser deems advantageous may be severely impaired, which may impair its ability to dispose of investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. To the extent the Fund obtains exposure to these investments through exchange-traded funds and other pooled vehicles, the Fund will bear its share of the expenses of such funds. The Fund’s liquidity management strategy involves more risk than investing solely in cash and cash equivalents.

Private Markets Investments – The Fund is subject to, and indirectly invests in Underlying Funds and Direct Investments that are subject to, risks associated with legal and regulatory changes applicable to private equity funds.

Valuation Risk – The value of the Fund’s investments will be difficult to ascertain, and the valuations determined in respect of investments in the Underlying Funds and other private markets investments, including Direct Investments, will likely vary from the amounts the Fund would receive upon withdrawal from or disposition of its investments. Similarly, the valuations determined by the Fund are likely to differ, potentially substantially, from the valuations determined by other market participants for the same or similar investments. The Fund’s investments in Underlying Funds will be priced in the absence of a readily available market and may be valued in significant part based on determinations of fair value provided by an investment’s sponsor, which may prove to be inaccurate. Neither the Adviser nor the Board will be able to confirm independently the accuracy of such valuations (which are unaudited, except at year-end). With respect to the valuations of Underlying Funds, this risk is exacerbated to the extent that Underlying Funds generally provide valuations only on a quarterly basis, and such valuations may incorporate inputs that are up to several months old, whereas the Fund will provide valuations, and will issue Shares, on a monthly basis. This means that the Underlying Fund information used by the Fund to issue and repurchase shares will typically be several months old when used by the Fund. Because of this, the Fund’s net asset value for financial reporting purposes may differ from the net asset value used to process subscription and repurchase transactions as of the same date. To the extent that the Fund does not receive timely or accurate information from the Underlying Funds regarding their valuations, the Fund’s ability to accurately calculate its net asset value may be further impaired. Additionally, any adjustments the Fund makes to valuations received from an Underlying Fund to reflect timing differences or other factors may result in such investment’s fair value differing from the value ultimately realized by the Fund.

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Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

Fixed-Income Securities Risks – Fixed income securities risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.

Cash and Cash Equivalents – The Fund may maintain a sizeable cash position in anticipation of funding capital calls. As a result, the Fund generally will not contribute the full amount of its commitment to an Underlying Fund at the time of its admission to the Underlying Fund. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Underlying Fund. The overall impact on performance due to holding a portion of the investment portfolio in cash, cash equivalents and other fixed-income investments could be negative.

Market Disruption and Geopolitical Risk – The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests. The Fund is subject to the risk that war, geopolitical tensions, such as a deterioration in the bilateral relationship between the U.S. and China or the conflict between Russia and Ukraine, terrorism, natural and environmental disasters, such as, for example, the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak, systemic market dislocations and other geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Fund’s investments. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.

Leverage; Borrowings Risk – The Fund may borrow money, which magnifies the potential for gain or loss on amounts invested, subjects the Fund to certain covenants with which it must comply and may increase the risk of investing with the Fund.

Annual Report | March 31, 2023	29

Carlyle AlpInvest Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2023

Risks Relating to Fund’s RIC Status – To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status. The Fund’s ability to satisfy the foregoing tax requirements will generally depend in large part on the activities of, and information provided by, the Underlying Funds, which the Fund does not control. In addition, the Fund is generally required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Underlying Funds. The risks of not receiving timely or accurate information from the Underlying Funds include failing to satisfy the RIC qualification tests and incurring excise tax on undistributed income and gain.

11. COMMITMENT AND CONTINGENCIES

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

As of March 31, 2023, the Fund had unfunded capital commitments to the Private Markets Funds totaling $69,360,598.

12. REORGANIZATION INFORMATION

Simultaneous with the Commencement of Operations, the Predecessor Fund reorganized with and into the Fund. The Predecessor Fund maintained investment objectives, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, the Predecessor Fund was managed by an affiliate of the Adviser and the same portfolio managers as the Fund. The Reorganization was completed on January 3, 2023, at which time shareholders of the Predecessor Fund received 18,427,054 shares, with a net asset value per share of $10.00, of the Fund. For financial reporting purposes, the assets received and shares issued were recorded at Fair Value, the cost of investments was carried forward to align to ongoing reporting of the Funds realized and unrealized gains/losses with amounts distributable for tax purposes, and transaction expenses incurred during the Reorganization were capitalized.

13. SUBSEQUENT EVENTS

The Fund determined a transactional NAV of $10.32 at March 31, 2023 and there was no capital activity during the period. Subsequent events after March 31, 2023 have been evaluated through the date the consolidated financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these consolidated financial statements.

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Carlyle AlpInvest Private Markets Fund	Dividend Reinvestment Plan

March 31, 2023 (Unaudited)

Carlyle AlpInvest Private Markets Fund (the “Fund”) will operate under the dividend reinvestment plan (“DRP”) administered by SS&C Global Investor & Distribution Solutions, Inc. as the Fund’s transfer agent (the “Transfer Agent”). Pursuant to the DRP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of common shares of beneficial interest of the Fund (“Shares”).

The Fund’s shareholders (the “Shareholders”) automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent at least 5 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRP. Under the DRP, the Fund’s distribution to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, the Transfer Agent , on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share.

The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, the Transfer Agent will administer the DRP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

Annual Report | March 31, 2023	31

Carlyle AlpInvest Private Markets Fund	Dividend Reinvestment Plan

March 31, 2023 (Unaudited)

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.

The Fund reserves the right to amend or terminate the DRP upon 90 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

A Shareholder holding Shares that participate in the DRP in a brokerage account may not be able to transfer the Shares to another broker and continue to participate in the DRP.

All correspondence concerning the DRP should be directed to the Transfer Agent at Carlyle AlpInvest Private Markets Fund, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219537, Kansas City, MO 64105-1407. Certain transactions can be performed by calling the toll free number (844) 417-4186.

32	www.carlyle.com/capm

Carlyle AlpInvest Private Markets Fund	Management of the Fund

March 31, 2023 (Unaudited)

NAME AND YEAR OF BIRTH[1,2]	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES
Joseph O'Connor (1981)	Trustee; Chair of the Board; President; Principal Executive Officer	Since February 2023	Managing Director 2019 to present), Principal (2015 to 2019), involved with the Carlyle Group since 2008.	1	None
INDEPENDENT TRUSTEES
Victoria Ivashina (1974)	Trustee	Since Inception	Professor of Finance Harvard Business School (2015 to present); on Harvard Business School faculty since 2006.	1	None
Marc B. Moyers (1955)	Trustee; Audit Committee Chair	Since Inception	Clinical Associate Professor of Accounting, College of William & Mary (2018 to present); Partner, KPMG (1986 to 2015).	1	None
David Sylvester (1956)	Trustee	Since Inception	Partner, 3rd Gen Law Group LLP (2012 to present); Senior Advisor, Venture Philanthropy Partners, Inc. (2021 to present).	1	None

[1]	Each Trustee serves an indefinite term, until his or her successor is elected.

[2]	The business address for each Trustee is One Vanderbilt Avenue, Suite 3400, New York, New York 10171.

Annual Report | March 31, 2023	33

Carlyle AlpInvest Private Markets Fund	Management of the Fund

March 31, 2023 (Unaudited)

In addition to Mr. O'Connor, other officers of the Fund are shown below:

NAME AND YEAR OF BIRTH[1]	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Parker Hooper (1985)	Treasurer; Principal Financial Officer	Since Inception	Vice President and Regulated Funds Controller, AlpInvest Partners (2022 to present); Vice President (2019 to 2022), Senior Accounting Manager (2017 to 2022), Sixth Street Partners.
Cameron Fairall (1977)	Secretary; Chief Legal Officer; Chief Compliance Officer	Since Inception	Principal, The Carlyle Group and Chief Compliance Officer, AlpInvest Partners (2011 to present).
Elizabeth Pelgrift (1989)	Assistant Secretary; Anti-Money Laundering Compliance Officer	Since Inception	Compliance Officer, The Carlyle Group (2014 to present).

[1]	The business address for each officer is One Vanderbilt Avenue, Suite 3400, New York, New York 10171.

34	www.carlyle.com/capm

Carlyle AlpInvest Private Markets Fund	Approval of Advisory Agreements

March 31, 2023 (Unaudited)

BOARD APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees (the “Board”) of the Carlyle AlpInvest Private Markets Fund (the “Fund”) consists of four individuals, three of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

At a meeting held on August 30, 2022, the Board, including a majority of the Independent Trustees, considered and approved the Investment Management Agreement between AlpInvest Private Equity Investment Management, LLC (“AlpInvest”) and the Fund (the “Advisory Agreement”) and the Investment Subadvisory Agreement between Carlyle Global Credit Investment Management L.L.C. (the “Sub-Adviser,” and together with AlpInvest, the “Advisers,” and each, an “Adviser”) and AlpInvest, with respect to the Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Advisory Agreements”), each for an initial two-year term.

In advance of the Meeting, the Trustees requested and received materials relating to the Advisory Agreements and had the opportunity to ask questions and request further information in connection with the consideration of the Advisory Agreements.

In approving the Advisory Agreements, the Board, including the Independent Trustees, considered the factors it deemed relevant. In their deliberations, the Trustees did not identify any single factor that alone was responsible for the Board’s decision to approve the Advisory Agreements. In connection with its deliberations, the Board considered information provided at or in advance of the Meeting, including presentations from AlpInvest.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services to be provided by the Advisers; that the fees to be paid to the Advisers under the Advisory Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Advisory Agreements was in the best interest of the Fund and its shareholders.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the Advisory Agreements are discussed below.

These factors include, but are not limited to, the following: (1) the nature, extent, and quality of the services to be provided to the Fund; (2) the investment performance of the Fund and AlpInvest; (3) the costs of the services to be provided and profits to be realized by AlpInvest and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The Trustees, including the Independent Trustees, considered a variety of factors, including those described below. The Trustees also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Trustees also had an opportunity to meet in executive session and separately with compliance personnel to discuss the materials presented and any compliance issues raised by AlpInvest’s presentation.

Annual Report | March 31, 2023	35

Carlyle AlpInvest Private Markets Fund	Approval of Advisory Agreements

March 31, 2023 (Unaudited)

Nature, Extent, and Quality of Services. The Board received and considered information regarding the nature, quality and extent of services to be provided to the Fund by AlpInvest, including an overview of AlpInvest and the personnel that would perform services for the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Fund. The Trustees considered AlpInvest’s process for identifying investment opportunities. The Trustees also considered AlpInvest’s support resources available for investment research, compliance and operations. The Board was provided with information pertaining to the Advisers’ organizational structure, senior management, investment operations, and other relevant information pertaining to each Adviser. The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by the Advisers to the Fund, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by the Advisers under the Advisory Agreements.

Performance. The Trustees considered that the Fund is newly formed and as such does not have a record of prior performance. The Trustees did, however, consider AlpInvest’s performance record with respect to the management of other accounts.

Fees and Expenses. The Trustees next considered information regarding the Fund’s projected expense ratio and its various components, including the proposed management fee for the Fund and the incentive compensation structure of the Fund’s investment management personnel. The Trustees noted that the Fund’s investment strategy resulted in a limited number of comparable funds. The Trustees compared the Fund’s proposed fees, projected expenses and overall expense ratio to expense information for the Fund’s available peer group, noting that the management fee and overall expense ratio for the Fund were within the range of other funds in the peer group. The Trustees noted that AlpInvest has agreed to waive its management fees and/or reimburse the Fund’s initial organizational and offering costs incurred prior to launch, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating and ongoing offering expenses on a monthly basis (excepting certain “excluded expenses”) in respect of the relevant month exceed 3.00% of the month-end net asset value of such applicable class of shares of the Fund. The Trustees took the expected expense reduction into account during their deliberations. In light of the foregoing, and in their business judgment, the Trustees found that the proposed management fee rate and incentive fee appeared reasonable for the management of the Fund’s portfolio under the strategy described for the initial term of the Advisory Agreement. The Trustees also noted that AlpInvest was responsible for the payment of the Sub-Adviser’s compensation under the terms of the Subadvisory Agreement.

Profitability. The Trustees considered that the Fund is not yet operational, and no record of profitability exists. The Trustees also considered that because of the expense cap noted above, AlpInvest would be subsidizing the Fund in the near-term.

Economies of Scale. The Trustees considered whether AlpInvest would realize economies of scale with respect to its management of the Fund. The Trustees noted management’s observation that economies of scale were not likely to materialize during the initial term of the Advisory Agreement and Subadvisory Agreement and therefore were not a relevant consideration at this time.

36	www.carlyle.com/capm

Carlyle AlpInvest Private Markets Fund	Privacy Policy

March 31, 2023 (Unaudited)

As a Carlyle AlpInvest Private Markets Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	The Subscription Agreement and other applications and forms.

●	Your transactions with us, our affiliates or others.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

Who We Are

This notice describes the privacy policy of the Carlyle AlpInvest Private Markets Fund. This notice was last updated as of December 19, 2022. In the event it is updated or changed, we will post an updated notice on our website at www.carlyle.com/capm. If you have any questions about this privacy policy write to us at PO Box 219537 Kansas City, MO 64121-9537, or call us at 844-417-4186.

Annual Report | March 31, 2023	37

Carlyle AlpInvest Private Markets Fund	Additional Information

March 31, 2023 (Unaudited)

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling (844) 417-4186 or by referring to the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling (844) 417-4186.

38	www.carlyle.com/capm

Page Intentionally Left Blank

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, Carlyle AlpInvest Private Markets Fund (the “Fund” or “Registrant”) has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees (the “Board”) of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee (the “Audit Committee”).

(a)(2)	The Board of the Registrant has designated Mr. Marc B. Moyers, as the Registrant’s Audit Committee Financial Expert. Marc B. Moyers is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the period of January 3, 2023 through March 31, 2023, the Registrant’s aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $179,600.

(b)	Audit-Related Fees: For the period of January 3, 2023 through March 31, 2023, no fees were billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4.

(c)	Tax Fees: For the period of January 3, 2023 through March 31, 2023, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, was $63,500.

(d)	All Other Fees: For the period of January 3, 2023 through March 31, 2023, no fees were billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4.

(e)(1)	The Audit Committee has adopted, and the Board has approved, pre-approval policies and procedures, which are intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Audit Committee must pre-approve the audit and non-audit services of the auditors prior to the auditor’s engagement.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant's financial statements for the reporting period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	For the period of January 3, 2023 through March 31, 2023, no fees were billed for services by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)	The Audit Committee and Board have considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)       The schedule of investments is included as part of the Reports to Shareholders filed under Item 1(a) of this report.

(b)       Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to the adviser. The proxy voting policies and procedures of the adviser are set forth below. These guidelines are reviewed periodically by the adviser and the independent trustees, and, accordingly, are subject to change.

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the adviser recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

The adviser will vote proxies relating to the Fund’s portfolio securities in what it perceives to be the best interest of the Fund’s shareholders. The adviser will review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by the Fund. Although the adviser will generally vote against proposals that may have a negative impact on the Fund’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The adviser’s proxy voting decisions will be made by its investment committee. To ensure that the vote is not the product of a conflict of interest, the adviser will require that: (1) anyone involved in the decision making process disclose to the adviser’s investment committee, and independent trustees, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at Carlyle AlpInvest Private Markets Fund, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219537, Kansas City, MO 64105-1407, or (ii) by visiting the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of March 31, 2023, the personnel of the investment adviser who currently have primary responsibility for management of the Registrant (the “Portfolio Managers”) are:

Joseph O’Connor

Mr. O’Connor is an interested Trustee, the Chair of the Board and the President and Principal Executive Officer of the Fund. He has been a Portfolio Manager since its inception. Mr. O’Connor is a Managing Director in the Primary Fund Investments team focusing on U.S. transactions and also serves on the firm’s Investment Committee. He joined AlpInvest Partners in 2008 from Cambridge Associates, where he was a Senior Associate in the U.S. private equity research team covering U.S. buyout, distressed and private credit GPs. Mr. O’Connor received a BS in Business Administration from Northeastern University and is a CFA ® Charterholder. He represents AlpInvest Partners on a number of advisory boards of fund partnerships.

Garrett Hall

Mr. Hall became a Portfolio Manager in February 2023. He is a Managing Director in the Secondary and Portfolio Finance team focusing on U.S. transactions. He joined AlpInvest Partners in 2012. Prior to completing his MBA, Mr. Hall worked on the AlpInvest Secondary and Portfolio Finance team in New York. Mr. Hall received an MBA from Harvard Business School with Distinction and a B.S.B.A from the University of North Carolina at Chapel Hill where he was a Carolina Scholar.

Sid Murdeshwar

Mr. Murdeshwar became a Portfolio Manager in February 2023. He is a Managing Director in the Co-Investment team where he is responsible for transactions in North America. Mr. Murdeshwar joined AlpInvest Partners in 2012 from Wafra Partners, where he was a Vice President in the private equity group based in New York. Mr. Murdeshwar received a BS in Finance and Information Services from the Stern School of Business at New York University and an MS in Accounting from the McIntire School of Commerce at the University of Virginia, and is a licensed CPA in the state of New York.

In addition to the Fund, the Portfolio Managers manage, or are affiliated with, other accounts, including other pooled investment vehicles. The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts, as of March 31, 2023. The accounts included within the categories “other pooled investment vehicles” and “other accounts” consist of accounts that invest primarily in U.S. primary fund investments.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts[1]	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph O’Connor	0	$0	38	$8,996,656,751	3	$23,309,497,592
Garrett Hall	0	$0	64	$23,119,543,966	10	$25,086,742,298
Sid Murdeshwar	0	$0	48	$21,511,110,244	4	$23,787,220,186

[1]	Does not include the Fund.

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, as of March 31, 2023. The accounts included within the categories “other pooled investment vehicles” and “other accounts” consist of accounts that invest primarily in U.S. primary fund investments.

	Registered Investment Companies for which AlpInvest receives a performance-based fee		Other Pooled Investment Vehicles managed for which AlpInvest receives a performance-based fee		Other Accounts managed for which AlpInvest receives a performance- based fee
Portfolio Manager	Number of Accounts[1]	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph O’Connor	0	$0	25	$7,313,781,506	2	$22,737,623,381
Garrett Hall	0	$0	50	$22,090,776,161	4	$23,787,220,186
Sid Murdeshwar	0	$0	47	$21,505,015,929	4	$23,787,220,186

[1]	Does not include the Fund.

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Portfolio Manager Compensation

Compensation packages at the firm are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary, and a discretionary, performance-driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of the firm’s continuing effort to monitor retention, the adviser participates in annual compensation surveys of investment management firms and subsidiaries to ensure that the adviser’s compensation is competitive with industry standards. The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints. Portfolio Managers may receive a yearly bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of the adviser, iii) client satisfaction, and iv) teamwork. Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles restricted stock.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant as of March 31, 2023:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Joseph O’Connor	None
Garrett Hall	None
Sid Murdeshwar	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not Applicable to Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Board during the period covered by the annual report included in Item 1(a) of this Form N-CSR.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this Form N-CSR that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not Applicable to Registrant.

(b) Not Applicable to Registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.
(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)(1)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARLYLE ALPINVEST PRIVATE MARKETS FUND

By:	/s/ Joseph O’Connor
Joseph O’Connor
President (Principal Executive Officer)

Date:	June 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph O’Connor
Joseph O’Connor
President (Principal Executive Officer)

Date:	June 7, 2023

By:	/s/ Parker Hooper
Parker Hooper
Treasurer (Principal Financial Officer)

Date:	June 7, 2023